Report of Independent
Registered Public
Accounting Firm

To the Board of Trustees of The
Advisors Inner Circle Fund III and
the Shareholders of the Companies, as
defined:

In planning and performing our audits
of the financial statements of SGA
International Equity Fund and GQG
Partners Emerging Markets Equity Fund
(two of the funds constituting The
Advisors Inner Circle Fund III,
hereafter referred to as the
Companies) as of and for the period
ended July 31, 2017, in accordance
with the standards of the Public
Company Accounting Oversight Board
(United States), we considered the
Companies internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion on
the financial statements and to
comply with the requirements of Form
N-SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Companies
internal control over financial
reporting.
Accordingly, we do not express an
opinion on the effectiveness of the
Companies internal control over
financial reporting.

The management of the Companies is
responsible for establishing and
maintaining effective internal
control over financial reporting. In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls. A companys internal control
over financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles. A companys internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally accepted
accounting principles, and that
receipts and  expenditures of the
company are being made only in
accordance with authorizations of
management and trustees of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition of a
companys assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees, in
the normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of the
Companies annual or interim financial
statements will not be prevented or
detected on a timely basis

Our consideration of the Companies
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control
over financial reporting that might
be material weaknesses under
standards established by the Public
Company Accounting Oversight Board
(United States). However, we noted
no deficiencies in the Companies
internal control over financial
reporting and its operation,
including controls over safeguarding
securities, that we consider to be
material weaknesses as defined above
as of July 31, 2017.

This report is intended solely for the
information and use of management and
the Board of Trustees of The Advisors
Inner Circle Fund III and the
Securities and Exchange Commission and
is not intended to be and should not
be used by anyone other than these
specified parties.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 27, 2017